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                                                                   Exhibit 10.1

         AMENDMENT No. 6, dated February 10, 2003, to the Amended and Restated Employment Agreement dated as of May 1, 1997 as heretofore amended (the "Agreement") by and between CONCORD CAMERA CORP., a New Jersey corporation (the "Company") and IRA B. LAMPERT (the "Executive").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

         1. The Base Salary provided for in Section 4 of the Agreement is increased, effective as of January 1, 2003, to $900,000 per year.

         2. Except as amended hereby, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 6 as of the date first above written.

                               CONCORD CAMERA CORP.


                               By: /s/ Brian F. King
                                    ---------------------------------------
                                    Brian F. King
                                    Senior Executive Vice President



                                        /s/ Ira B. Lampert
                               --------------------------------------------
                               IRA B. LAMPERT



Each of the undersigned hereby consents to the execution and delivery of the foregoing Amendment No. 6 and acknowledges that its guaranty of the Company's obligations under the Agreement, as amended, shall continue in full force and effect:

CONCORD KEYSTONE SALES CORP.



By: /s/ Brian F. King
    ---------------------------------------------
    Brian F. King
    Senior Executive Vice President




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CONCORD CAMERA ILLINOIS CORP.



By: /s/ Brian F. King
    ---------------------------------------------
    Brian F. King
    Senior Executive Vice President


CONCORD CAMERA (EUROPE) LIMITED


By: /s/ Brian F. King
    ---------------------------------------------
    Brian F. King, Director

By: /s/ Urs W. Stampfli
    ---------------------------------------------
    Urs W. Stampfli, Director


CONCORD CAMERA FRANCE SARL


By: /s/ Urs W. Stampfli
    ---------------------------------------------
    Urs W. Stampfli, Gerant


CONCORD CAMERA GMBH


By: /s/ Andreas Koenig
    ---------------------------------------------
    Andreas Koenig, Manager


CONCORD CAMERA (HK) LIMITED


By: /s/ Joseph Leonardo
    ---------------------------------------------
    Joseph Leonardo, Managing Director



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